Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)	the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,500,000 shares of Common Stock, $1.00 par value, under the Company’s 2002 Stock Incentive Plan, as amended, and an additional 1,000,000 shares of Common Stock $1.00 par value, under the Company’s Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan, the Company’s 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan and 2002 Stock Incentive Plan, and the Company’s 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of February, 2005.

/s/ James A. Abbot
James A. Abbot

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)	the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,500,000 shares of Common Stock, $1.00 par value, under the Company’s 2002 Stock Incentive Plan, as amended, and an additional 1,000,000 shares of Common Stock $1.00 par value, under the Company’s Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan, the Company’s 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan and 2002 Stock Incentive Plan, and the Company’s 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of February, 2005.

/s/ Mary K. Bush
Mary K. Bush

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)	the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,500,000 shares of Common Stock, $1.00 par value, under the Company’s 2002 Stock Incentive Plan, as amended, and an additional 1,000,000 shares of Common Stock $1.00 par value, under the Company’s Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan, the Company’s 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan and 2002 Stock Incentive Plan, and the Company’s 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of February, 2005.

/s/ Karl E. Case
Karl E. Case

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)	the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,500,000 shares of Common Stock, $1.00 par value, under the Company’s 2002 Stock Incentive Plan, as amended, and an additional 1,000,000 shares of Common Stock $1.00 par value, under the Company’s Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan, the Company’s 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan and 2002 Stock Incentive Plan, and the Company’s 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of February, 2005.

/s/ David S. Engelman
David S. Engelman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)	the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,500,000 shares of Common Stock, $1.00 par value, under the Company’s 2002 Stock Incentive Plan, as amended, and an additional 1,000,000 shares of Common Stock $1.00 par value, under the Company’s Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan, the Company’s 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan and 2002 Stock Incentive Plan, and the Company’s 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of February, 2005.

/s/ Thomas M. Hagerty
Thomas M. Hagerty

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)	the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,500,000 shares of Common Stock, $1.00 par value, under the Company’s 2002 Stock Incentive Plan, as amended, and an additional 1,000,000 shares of Common Stock $1.00 par value, under the Company’s Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan, the Company’s 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan and 2002 Stock Incentive Plan, and the Company’s 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of February, 2005.

/s/ Kenneth M. Jastrow, II
Kenneth M. Jastrow, II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)	the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,500,000 shares of Common Stock, $1.00 par value, under the Company’s 2002 Stock Incentive Plan, as amended, and an additional 1,000,000 shares of Common Stock $1.00 par value, under the Company’s Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan, the Company’s 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan and 2002 Stock Incentive Plan, and the Company’s 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of February, 2005.

/s/ Daniel P. Kearney
Daniel P. Kearney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)	the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,500,000 shares of Common Stock, $1.00 par value, under the Company’s 2002 Stock Incentive Plan, as amended, and an additional 1,000,000 shares of Common Stock $1.00 par value, under the Company’s Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan, the Company’s 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan and 2002 Stock Incentive Plan, and the Company’s 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of February, 2005.

/s/ Michael E. Lehman
Michael E. Lehman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)	the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,500,000 shares of Common Stock, $1.00 par value, under the Company’s 2002 Stock Incentive Plan, as amended, and an additional 1,000,000 shares of Common Stock $1.00 par value, under the Company’s Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan, the Company’s 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan and 2002 Stock Incentive Plan, and the Company’s 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of February, 2005.

/s/ William A. McIntosh
William A. McIntosh

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)	the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,500,000 shares of Common Stock, $1.00 par value, under the Company’s 2002 Stock Incentive Plan, as amended, and an additional 1,000,000 shares of Common Stock $1.00 par value, under the Company’s Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan, the Company’s 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan and 2002 Stock Incentive Plan, and the Company’s 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of February, 2005.

/s/ Leslie M. Muma
Leslie M. Muma